Exhibit 10.5
GOLDMAN SACHS CREDIT PARTNERS L.P.
85 Broad Street
New York, New York 10004
March 27, 2007
Wachovia Bank, National Association
Wachovia Capital Markets, LLC
201 S. College Street
Charlotte, NC 28288-0680
AMERIGROUP Corporation
PHP Holdings, Inc.
4425 Corporation Lane
Virginia Beach, Virginia 23462
     Re:      AMERIGROUP Corporation Credit Facilities
Ladies and Gentlemen:
     Reference is made to the Credit Agreement among AMERIGROUP Corporation (“Borrower”), certain subsidiaries of Borrower, Goldman Sachs Credit Partners L.P. (“GSCP”), Wachovia Bank, National Association and Wachovia Capital Markets, LLC (collectively, “Wachovia”) and the several Lenders from time to time party thereto (the “Lenders”), dated as of March 26, 2007 (the “Credit Agreement”). Unless otherwise defined herein, capitalized terms used herein have the same meanings as specified in the Credit Agreement.
     GSCP, as one of the Joint Lead Arrangers, has consulted with Wachovia and the Borrower on the following proposed amendments to the Credit Agreement:
     The definition of “Cash Collateral Account” would be amended by deleting the figure “$230,000,000” and replacing same with “$200,000,000”
-and-
     Section 5.22(b) would be amended by deleting the figure “$230,000,000” and replacing same with “$200,000,000”.
     Please confirm that the foregoing is in accordance with your understanding by signing and returning to us a copy of this letter at your earliest convenience. These amendments will become effective upon our receipt of executed copies of this letter by all the parties hereto.
[Signature Pages Follow]

Very truly yours, GOLDMAN SACHS CREDIT PARTNERS L.P.
By:
Name:
Title:

Agreed and Accepted, as of the date first written above:

WACHOVIA CAPITAL MARKETS, LLC

By:

Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:

Name:
Title:

Agreed and Accepted, as of the date first written above:

AMERIGROUP CORPORATION

By:

Name:
Title:

PHP HOLDINGS, INC.

By:

Name:
Title: